SERVICE AGREEMENT NO. 38020
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         CONTROL NO. 1993-10-02-1062

         FTS1 SERVICE AGREEMENT
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         THIS AGREEMENT, made and entered into this 01     day of    NOVEMBER 1993, by and
         between:

               COLUMBIA GULF TRANSMISSION COMPANY
                ("TRANSPORTER")
                 AND
                PENNSYLVANIA GAS & WATER CO
                ("SHIPPER")

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS 1 Rate Schedule and applicable General Terms and Condi-
         tions of Transporter's FERC GasTraiff, First RevisedVolume No. 1 (Tariff), on file withthe Federal Energy
         RegulatoryCommission (Commission), asthesamemaybeamended or supersededin accordance withthe rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunderto orfor Shipper, the designation of the points of delivery atwhich Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreementbetween Shipper and Transporter, or in accordance with the rules and regulations of the Com-
         mission. Service hereunder shall be provided subject to the provisions of Part284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of
         AN INTERSTATE PIPELINE COMPANY,
         COLUMBIA GAS TRANSMISSION.

         Section2. Term. Serviceunderthis Agreement shallcommenceasof NOVEMBER 01, 1993, and shall continue in full force and effect until OCTOBER 31, 2004, and from YEAR -to- YEAR thereafter unless terminated by eitherparty upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

         Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced
         Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this
         Service Agreement

         Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box
         683, Houston, Texas 77001, Anention: Director, Planning, Transportation and Exchange and notices to
         Shipper shall be addressed to it at

         PENNSYLVANIA GAS & WATER CO
         DIRECTOR OF GAS SUPPLY
         39 PUBLIC SQUARE
         WILKES-BARRE, PA 18711

         ATTN: WILLIAM ECKERT;

         until changed by either party by written notice.
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                                                          SERVICE AGREEMENT NO. 38020
                                                          CONTROL NO.1993-10-02-1062

         FTS1 SERVICE AGREEMENT

         Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 33059

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Title  Vice President


         COLUMBIA GULF TRANSMISSION COMPANY

         By /s/ Howard M. Melton, Jr.
         Title  Vice President

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         Revision No.
         Control No. 1993-10-02-1062
         Appendix A to Service Agreement No. 38020
         Under Rate Schedule FTS1
         between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PENNSYLVANIA GAS & WATER CO

         Transportation Demand       10,000 Dth/day

         Primary Receipt Points

         Measuring                Measuring         Maximum Daily
         Point No.               Point Name       Quantity (Dth/Day)

         2700010                 CGT - RAYNE          10,OOO
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         Revision No,
         Control No, 1993-10-02-1062
         Appendix A to Service Agreement No. 38020
         under Rate Schedule FTS1
         between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PENNSYLVANIA GAS & WATER CO

         Primary Delivery Points

            Measuring                Measuring       Maximum Daily
             Point No.              Point Name     Quantity (Dth/Day)

             801                    TCO-LEACH           10,OOO
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         Revision No.
         Control No. 1993-10-02-1062
         Appendix A to Service Agreement No. 38020
         Under Rate Schedule FTS1
         Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PENNSYLVANIA GAS & WATER CO

         The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

         CANCELLATION OF PREVIOUS APPENDIX A

         Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This
         Appendix A shall cancel and supersede the previous Appendix A effective as of      N/A
         to the Service Agreement referenced above.  With the exception of this Appendix A, all otherterms and conditions of said Service Agreement shall remain in full force and effect.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Its   Vice President
         Date  October 20, 1993

         COLUMBIA GULF TRANSMISSION COMPANY

         By /s/ Howard M. Melton, Jr
         Its    Vice President
         Date   November I5, 1993
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